SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

22. SUBSEQUENT EVENTS

On June 24, 2024, the Company received a letter from The Nasdaq Stock Market LLC (“Nasdaq”), notifying the Company that it is currently not in compliance with the minimum bid price requirement set forth under Nasdaq Listing Rule 5550(a)(2), which requires listed securities to maintain a minimum bid price of US$1.00 per share. Nasdaq Listing Rule 5810(c)(3)(A) provides that a failure to meet the minimum bid price requirement exists if the deficiency continues for a period of 30 consecutive business days. Based on the closing bid price of the Company’s ordinary shares for the 30 consecutive business days from May 6, 2024 through June 20, 2024, the Company no longer meets the minimum bid price requirement. Pursuant to Nasdaq Listing Rule 5810(c)(3)(A), the Company has a compliance period of 180 calendar days, or until December 18, 2024 (the “Compliance Period”), to regain compliance with Nasdaq’s minimum bid price requirement. If at any time during the Compliance Period, the closing bid price per share of the Company’s ordinary shares is at least $1.00 for a minimum of 10 consecutive business days, Nasdaq will provide the Company a written confirmation of compliance and the matter will be closed.

On July 15, 2024, the Company issued 600,000 ordinary shares, to SHANJING CAPITAL GROUP CO., LTD (the “Investor”) at a price of approximately $0.60 per share, pursuant to a Standby Equity Purchase Agreement (the “Private SEPA”). The total proceeds the Company received from the above sales of the shares are $360,000. These shares were issued as part of the commitment by Investor to purchase from time to time, at our option, up the Company’s $10,000,000 of our ordinary shares pursuant to the Private SEPA, as described in the Form 6-K dated July 19, 2023.